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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 9, 1999





                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     333-9532                 13-3836437
----------------------------        -------------          -------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



  245 Park Avenue
  New York, New York                                            10167
-----------------------                                        -------
 (Address of Principal                                        (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
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


Item 5.  Other Events.
         ------------
Filing of Computational Materials

         Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc., (the "Underwriter") in respect of American Residential Eagle Bond Trust 1999-1 Mortgage-Backed LIBOR Notes, Class A, Series 1999-1 (the "Notes"). The Notes are being offered pursuant to a Prospectus Supplement, dated April 12, 1999, and a Prospectus, dated June 4, 1998 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-9532) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

         Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

                  99.1     Computational Materials (P).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BEAR STEARNS ASSET BACKED
                                SECURITIES, INC.



                            By:   /s/ Jonathan Lieberman
                               -----------------------------------------
                               Name:  Jonathan Lieberman
                               Title:  Managing Director



Dated:  April 9, 1999

Exhibit Index


Exhibit                    Description

99.1                       Computational Materials           Page

                    Exhibit 99.1 Computational Materials (P)

                      [To be filed on Form SE pursuant to a
                         continuing hardship exemption]

                                BROWN & WOOD LLP
                          815 Connecticut Avenue, N.W.
                           Washington, D.C. 20006-4004
                            Telephone: (202)-973-0600
                            Facsimile: (202) 223-0485





                                                        April 9, 1999


VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re: Bear Stearns Asset Backed Securities, Inc. American Residential Eagle Bond Trust 1999-1 Mortgage-Backed LIBOR Notes, Series 1999-1

Ladies and Gentlemen:

         On  behalf  of  Bear  Stearns  Asset  Backed   Securities,   Inc.  (the
"Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for the Series Term Sheet including Computational Materials in connection with the above-referenced transaction.



                                         Very truly yours,

                                         /s/ Tim Sadler

                                         Tim Sadler


Enclosure